UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Date of Report (Date of earliest event reported): December 13, 2012

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2012, Ms. Linda Chen and Messrs. Marc D. Schorr, Allan Zeman and Russell Goldsmith resigned from the Board of Directors (the “Board”) of Wynn Resorts, Limited (the “Company”). Independent directors Mr. Goldsmith and Mr. Zeman have stepped down from the Board to devote more time to their other business commitments, and inside directors Ms. Chen and Mr. Schorr have stepped down from the Board to reduce the number of inside directors. There are no disagreements between the Company and Ms. Chen or Messrs. Schorr, Zeman or Goldsmith that caused or contributed to their decisions to resign from the Board.

Ms. Chen and Mr. Schorr will continue to serve as executives of the Company and hold executive positions with its subsidiaries. Ms. Chen, Mr. Schorr and Mr. Zeman will continue to serve as members of the board of directors of Wynn Macau, Limited. Mr. Zeman will also continue to serve as Vice Chairman of Wynn Macau, Limited. The Board was also reduced in size from twelve members to nine and, in balancing members between Classes as required by the Bylaws, Mr. Wynn was moved from Class II to Class III, extending his term to the annual meeting in 2014.

On December 13, 2012, Mr. John J. Hagenbuch was elected as a member of the Board to fill the vacancy created by Mr. Zeman’s departure. Mr. Hagenbuch becomes the sixth independent member of the nine member Board. Mr. Hagenbuch was appointed as a member of the Company’s Audit Committee. Mr. Hagenbuch will participate in the standard compensation arrangements for Company directors, as disclosed in the Company’s most recent proxy statement dated September 20, 2012, the description of which is incorporated herein by reference.

Mr. Hagenbuch is Chairman of M&H Realty Partners and WestLand Capital Partners, investment firms he co-founded in 1994 and 2010, respectively. He is also Chairman of Onconome, Inc., a privately held clinical-stage company dedicated to the discovery, development and commercialization of biomarkers used in the early detection of cancer. Previously, Mr. Hagenbuch was a General Partner of Hellman & Friedman which is a private equity firm that he joined as its third partner in 1985. Mr. Hagenbuch’s investment and advisory work has included extensive international experience. He graduated magna cum laude from Princeton University and holds an MBA from Stanford University.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 5.02 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 13, 2012, of Wynn Resorts, Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Date: December 13, 2012	By:	/s/ Matt Maddox
	Name:	Matt Maddox
	Title:	Chief Financial Officer and Treasurer

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